Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Annual Lease Payments (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
2025	$ 26,386
Total	26,386
Less: Discount	(1,142)
Total finance lease liability	$ 25,244	$ 26,561